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                                                                      EXHIBIT 21
                        SUBSIDIARIES OF H&R BLOCK, INC.

     The following is a list of the direct and indirect subsidiaries of H&R Block, Inc., a Missouri corporation. All active subsidiaries do business under their corporate names listed below or close derivatives thereof:

                                                       JURISDICTION IN
               NAME                                    WHICH ORGANIZED
     ------------------------------------------------  --------------------
     H&R Block Group, Inc. ..........................  Delaware (1)
     Block Investment Corporation ...................  Delaware (1)
     HRB Management, Inc. ...........................  Missouri (2)
     Companion Insurance, Ltd. ......................  Bermuda (3)
     H&R Block Tax and Financial Services Limited ...  United Kingdom (3)
     H&R Block Tax Services, Inc. ...................  Missouri (2)
     H&R Block Eastern Tax Services, Inc. ...........  Missouri (4)
     H&R Block of Dallas, Inc. ......................  Texas (4)
     HRB Partners, Inc. .............................  Delaware (5)
     H&R Block and Associates, L.P. .................  Delaware (6)
     HRB Royalty, Inc. ..............................  Delaware (4)
     H&R Block Limited ..............................  New South Wales (7)
     BWA Advertising, Inc. ..........................  Missouri (4)
     H&R Block Canada, Inc. .........................  Canada (4)
     H&R Block (Nova Scotia), Incorporated ..........  Nova Scotia (8)
     Cashplan Systems, Inc. .........................  British Columbia (8)
     H&R Block (Guam), Inc. .........................  Guam (4)
     Block Financial Corporation ....................  Delaware (2)
     Franchise Partner, Inc. ........................  Nevada (9)
     H&R Block Financial Advisors, Inc ..............  Delaware (9)
     Birchtree Financial Services, Inc. .............  Oklahoma (9)
     H&R Block Insurance Services, Inc. .............  Delaware (9)
     HRB Financial Services, Inc. ...................  Delaware (9)
     Companion Mortgage Corporation. ................  Delaware (9)
     Block Mortgage Finance, Inc. ...................  Delaware (10)
     Option One Mortgage Corporation ................  California (9)
     Option One Mortgage Acceptance Corporation .....  Delaware (11)
     Option One Mortgage Securities Corp. ...........  Delaware (11)
     Premier Trust Deed Services, Inc. ..............  California (11)
     Premier Mortgage Services of Washington, Inc. ..  Washington (11)
     H&R Block Home Loans, Inc. .....................  California (11)
     H&R Block Mortgage Corporation .................  Ontario (11)
     Option One Direct Insurance Agency, Inc. .......  California (11)
     Assurance Mortgage Corporation of America ......  Massachusetts (11)
     NCS Mortgage Services, L.L.C. ..................  Georgia (12)
     NCS Mortgage Services II, L.L.C. ...............  Georgia (12)
     HRB Business Services, Inc. ....................  Delaware (2)
     Block Holdings, Inc. ...........................  Illinois (13)
     C.W. Amos Business Services, Inc. ..............  Delaware (13)
     DMJK Business Services, Inc. ...................  Missouri (13)
     FERS Business Services, Inc. ...................  Delaware (13)



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
     FERS Personal Financial Services, Inc...........  Delaware (13)
     FM Business Services, Inc.......................  Delaware (13)
     Freed Maxick ABL Services, Inc..................  Delaware (13)
     KSM Business Services, Inc......................  Delaware (13)
     Practice Development Institute, Inc.............  Delaware (13)
     WS Business Services, Inc.......................  Delaware (13)
     RP Business Services, Inc.......................  Delaware (13)
     RSM McGladrey, Inc..............................  Delaware (13)
     Rex Investments, Inc............................  Texas (14)
     C.W. Amos Investment Advisors, LLC .............  Maryland (15)







Notes to Subsidiaries of H&R Block, Inc.:

(1)  Wholly owned subsidiary of H&R Block, Inc.
(2)  Wholly owned subsidiary of H&R Block Group, Inc.
(3)  Wholly owned subsidiary of HRB Management, Inc.
(4)  Wholly owned subsidiary of H&R Block Tax Services, Inc.
(5)  Wholly owned subsidiary of H&R Block of Dallas, Inc.
(6) Limited partnership in which H&R Block Tax Services, Inc. is a 1% general partner and HRB Partners, Inc. is a 99% limited partner
(7)  Wholly owned subsidiary of HRB Royalty, Inc.
(8)  Wholly owned subsidiary of H&R Block Canada, Inc.
(9)  Wholly owned subsidiary of Block Financial Corporation
(10) Wholly owned subsidiary of Companion Mortgage Corporation
(11) Wholly owned subsidiary of Option One Mortgage Corporation
(12) Limited liability company in which Block Financial Corporation has a 96.25% membership interest and non-affiliated individuals having a combined 3.75% membership interest.
(13) Wholly owned subsidiary of HRB Business Services, Inc.
(14) Wholly owned subsidiary of WS Business Services, Inc.
(15) Limited liability company in which C.W. Amos Business Services, Inc. has a 100% membership interest.







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